                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                     FORM 8-K/A


                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  October 9, 1998
                   -----------------------------------------------
                   Date of report (date of earliest event reported)



                                RELTEC CORPORATION
              -----------------------------------------------------
              (Exact name of registrant as specified in its charter)

        DELAWARE                        001-13947             94-3227019
-------------------------------   ---------------------  ---------------------
(State or other jurisdiction of   Commission File Number   (I.R.S. Employer
incorporation or organization)                           Identification Number)


5900 Landerbrook Drive, Suite 300, Cleveland, Ohio               44124-4019
--------------------------------------------------               ----------
(Address of Principal Executive Offices)                         (Zip Code)


                                   (440) 460-3600
                ---------------------------------------------------
                (Registrant's telephone number, including area code)


                                   Not applicable
           ------------------------------------------------------------
           (Former name or former address, if changed since last report)

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                                 RELTEC CORPORATION
                                INDEX TO FORM 8-K/A


   ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

 (a)     Financial Statements of Business Acquired

            (1)  The following Positron Fiber Systems, Inc.
                 ("PFS") documents filed with the Securities and Exchange Commission by PFS are incorporated by reference in this Form 8-K/A:

                 1.  PFS' Annual Report on Form 20-F for the
                     fiscal year ended March 31, 1998; and

                 2. PFS' Quarterly Report on Form 6-K for the quarter ended June 30, 1998.

 (b)     Pro Forma Financial Information

            (1) The following documents are filed with this Current Report of Form 8-K/A:

                 1.  Unaudited Pro Forma Condensed Consolidated
                     Statements of Operations for the Nine Months
                     Ended September 30, 1998;

                 2.  Unaudited Pro Forma Condensed Consolidated
                     Statements of Operations for the Year Ended
                     December 31, 1997;

                 3.  Notes to Unaudited Pro Forma Condensed
                     Consolidated Statements of Operations.

 (c)     Exhibits

            23.1  Consent of Ernst & Young LLP, Independent
                  Auditors (Montreal).

            99.1  Unaudited Pro Forma Condensed Consolidated
                  Financial Information.

                                  2

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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             RELTEC Corporation

Date: December 18, 1998

                                             By:  /s/ John L. Wilson
                                                 ------------------------
                                             John L. Wilson
                                             Vice President and Controller

                                   EXHIBIT INDEX

EXHIBIT
  NO.     DESCRIPTION
-------   -----------
23.1      Consent of Ernst & Young LLP, Independent
          Auditors (Montreal).

99.1      Unaudited Pro Forma Condensed Consolidated
          Financial Information.


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